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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 31, 1997

                      Advanta Mortgage Loan Trust 1997-1
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            (Exact name of registrant as specified in its charter)

     New York                          333-21265          Application Pending
----------------------------          ------------        -------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
  of Incorporation)                   File Number)        Identification No.)

c/o Advanta Mortgage Conduit                                    92127
    Services, Inc.                                          ------------
  Attention: Milton Riseman                                  (Zip Code)
  16875 West Bernardo Drive
   San Diego, California
   (Address of Principal
    Executive Offices)

      Registrant's telephone number, including area code (619) 674-1800
                                                         --------------

                                  No Change
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        (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered issuances of up to $1,667,644,136 principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-21265 (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1997-1 (the "Registrant" or the "Trust") issued approximately $550,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1997-1 (the "Certificates"), on March 31, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of March 1, 1997, between Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of thirteen classes, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 (collectively, the "Class A Certificates"), Class M-1A, Class M-1F (the "Class M-1 Certificates"), Class M-2A, Class M-2F (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), Class B-1A, Class B-1F (the "Class B Certificates" and collectively with the Class A Certificates and the Mezzanine Certificates, the "Offered Certificates") and Class R (Residual Interest) (the "Class R Certificates"). The Offered Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Adjustable Rate Group Certificates represent undivided


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ownership interests in a group of variable rate Mortgage Loans secured by
Mortgages which may be either in a first or in a junior lien position.


                  Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof.

                  The Class A-1 Certificates have an aggregate principal amount of $141,000,000. The Class A-2 Certificates have an aggregate principal amount of $82,000,000. The Class A-3 Certificates have an aggregate principal amount of $11,500,000. The Class A-4 Certificates have an aggregate principal amount of $34,015,000. The Class A-5 Certificates have an aggregate principal amount of $29,835,000. The Class A-6 Certificates have an aggregate principal amount of $168,000,000. The Class M-1F Certificates have an aggregate principal amount of $10,200,000. The Class M-2F Certificates have an aggregate principal amount of $22,100,000. The Class B-1F Certificates have an aggregate principal amount of $9,350,000. The Class M-1A Certificates have an aggregate principal amount of $12,600,000. The Class M-2A Certificates have an aggregate principal amount of $10,500,000. The Class B-1A Certificates have an aggregate principal amount of $18,900,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated March 10, 1997 and the Prospectus Supplement dated March 26, 1997 filed pursuant to Rule 424(b)(2) of the Act on April 2, 1997.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated March 26, 1997 between Advanta Mortgage Conduit Services, Inc. and Morgan, Stanley & Co. Incorporated, as representative of the Underwriters (the "Representative").

                  4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.


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                  4.2  Master Loan Transfer Agreement, dated as of
February 15, 1995, between Advanta Mortgage Conduit
Services, Inc., as sponsor, Advanta National Bank, USA,
Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp.
Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta
Mortgage Corp. of New Jersey, Advanta Mortgage Corp.
Northeast and Advanta Mortgage Corp. USA (collectively, the

"Affiliated Originators"), and Bankers Trust Company, as trustee.

                  4.3 Conveyance Agreement dated as of March 31, 1997 between the Affiliated Originators and Advanta Mortgage
Conduit Services, Inc.

                  4.4  Advanta Mortgage Holding Company Guaranty.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1997-1

                                    By:     Advanta Mortgage Conduit Services,
                                            Inc., as Sponsor

                                    By: /s/ Mark T. Dunsheath
                                        -------------------------------------
                                        Name:   Mark T. Dunsheath
                                        Title:  Vice President

Dated:  April 3, 1997

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                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
          1.1              Underwriting Agreement, dated March
                           26, 1997 between Advanta Mortgage
                           Conduit Services, Inc. and Morgan,
                           Stanley & Co. Incorporated.

          4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, Bankers Trust Company of California, N.A., as Trustee.

          4.2 Master Loan Transfer Agreement, dated as of February 15, 1995, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta National Bank, USA, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), and Bankers Trust Company, as trustee.

          4.3              Conveyance Agreement dated as of March
                           31, 1997 between the Affiliated
                           Originators and Advanta Mortgage
                           Conduit Services, Inc.

          4.4              Advanta Mortgage Holding Company
                           Guaranty.